Summary of significant accounting policies (Tables)	12 Months Ended
Sep. 30, 2025
Summary of significant accounting policies
Schedule of useful lives of property and equipment, net
Machinery and equipment	5 - 10 years
Transportation equipment	4 years
Office equipment	3 - 5 years

Summary of component of basic and diluted EPS
Years Ended September 30,	2025	2024	2023
Net (loss) income available for ordinary shareholders (A)	$(53,098,649)	$(4,654,679)	$2,543,813
Weighted average outstanding ordinary shares (B)
- basic	1,836,043	590,694	302,410
- potentially dilutive shares from convertible promissory notes	-	-	401,996
- diluted	1,836,043	590,694	704,406

(Loss) earnings per ordinary share - basic (A/B)	$(28.92)	$(2.54)	$0.70

(Loss) earnings per ordinary share - diluted (A/B)	$(28.92)	$(2.54)	$0.30

Summary of antidilutive securities
Years Ended September 30,	2025	2024	2023
Warrants to purchase ordinary shares	9,080,374	1,072,865	-
Potentially dilutive shares from promissory notes	41,718	-	-